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WORLD OMNI 1999-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
September 30, 1999
                                                              Aggregate
                                                              Net Investment
Aggregate Net Investment Value                                Value

Original                                                      1,160,510,742.00
9/1/99                                                        1,160,510,742.00

Principal collections & reimbursement loss amount                14,323,133.59
9/30/99                                                       1,146,187,608.41

Note Balance @ 9/30/99                                        1,160,510,742.00

                                                              Class A-1
                                                              Allocation                Note
Aggregate Net Investment Value                                Percentage                Balance

Original                                                                 29.09029%        330,000,000
9/1/99                                                                   29.09029%        330,000,000

Principal collections & reimbursement loss amount                                          14,005,504
9/30/99                                                                                   315,994,496

Note Balance @ 9/30/99                                                   29.09029%        330,000,000

                                                              Class A-2
                                                              Allocation                Note
Aggregate Net Investment Value                                Percentage                Balance

Original                                                                 27.32725%        310,000,000
9/1/99                                                                   27.32725%        310,000,000

Principal collections & reimbursement loss amount                                                   0
9/30/99                                                                                   310,000,000

Note Balance @ 9/30/99                                                   27.32725%        310,000,000

                                                              Class A-3
                                                              Allocation                Note
Aggregate Net Investment Value                                Percentage                Balance

Original                                                                 21.94995%        249,000,000
9/1/99                                                                   21.94995%        249,000,000

Principal collections & reimbursement loss amount                                                   0
9/30/99                                                                                   249,000,000

Note Balance @ 9/30/99                                                   21.94995%        249,000,000

                                                              Class A-4
                                                              Percentage                Note
Aggregate Net Investment Value                                Percentage                Balance

Original                                                                 16.26165%        184,472,000
9/1/99                                                                   16.26165%        184,472,000

Principal collections & reimbursement loss amount                                                   0
9/30/99                                                                                   184,472,000

Note Balance @ 9/30/99                                                   16.26165%        184,472,000

                                                              Class B
                                                              Allocation                Note
Aggregate Net Investment Value                                Percentage                Balance

Original                                                                  5.37086%         60,927,000
9/1/99                                                                    5.37086%         60,927,000

Principal collections & reimbursement loss amount                                                   0
9/30/99                                                                                    60,927,000

Note Balance @ 9/30/99                                                    5.37086%         60,927,000



Aggregate Net Investment Value                                Transferor Interest       Balance

Original                                                                  2.25000%         26,111,742
9/1/99                                                                                     26,111,742

Principal collections & reimbursement loss amount                                             317,630
9/30/99                                                                                    25,794,112

Note Balance @ 9/30/99                                                    2.25000%         26,111,742


Distributable Amounts                                         Total

Interest Distributable Amount                                     5,553,069.78
Principal Distributable Amount (1)                               14,116,871.35
Reimbursement of Covered Loss Amount (1)                            206,262.24
Reimbursement of Uncovered Loss Amount (1)                                0.00
Class A Cap Receipt                                                       0.00
Class B Cap Receipt                                                       0.00

Total                                                            19,876,203.37

Distributable Amounts                                         Class A-1                 %

Interest Distributable Amount                                     1,548,250.00
Principal Distributable Amount (1)                               13,799,241.74                     97.75000%
Reimbursement of Covered Loss Amount (1)                            206,262.24                    100.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                    100.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                            15,553,753.98

Distributable Amounts                                         Class A-2                 %

Interest Distributable Amount                                     1,467,333.33
Principal Distributable Amount (1)                                        0.00                      0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                      0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                      0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                             1,467,333.33

Distributable Amounts                                         Class A-3                 %

Interest Distributable Amount                                     1,182,750.00
Principal Distributable Amount (1)                                        0.00                      0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                      0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                      0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                             1,182,750.00

Distributable Amounts                                         Class A-4                 %

Interest Distributable Amount                                       880,853.80
Principal Distributable Amount (1)                                        0.00                      0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                      0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                      0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                               880,853.80

Distributable Amounts                                         Class B                   %

Interest Distributable Amount                                       308,696.80
Principal Distributable Amount (1)                                        0.00                      0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                      0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                      0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                               308,696.80

Distributable Amounts                                         Transferor Interest       %

Interest Distributable Amount                                       165,185.85
Principal Distributable Amount (1)                                  317,629.61                      2.25000%
Reimbursement of Covered Loss Amount (1)                                  0.00                      0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                      0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                               482,815.46

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Note Factors                                                  Series A-1                Series A-2

                                               9/1/99                   100.0000000%              100.0000000%
                                              9/30/99                   100.0000000%              100.0000000%

Note Factors                                                  Series A-3                Series A-4

                                               9/1/99                   100.0000000%              100.0000000%
                                              9/30/99                   100.0000000%              100.0000000%

Note Factors                                                  Series B

                                               9/1/99                   100.0000000%
                                              9/30/99                   100.0000000%

Pool Data                                      9/1/99         $

Number of Loans                                                      49,013
Prepayments                                                             716                16,750,626.40
Scheduled Terminations                                                    1                    17,617.68
Charge-Offs                                                             153                 3,271,539.78
Weighted Ave APR                                                          9.76%


Pool Data                                     9/30/99         $

Number of Loans                                                      51,328
Prepayments                                                             167                 3,945,778.49
Scheduled Terminations                                                    1                    11,023.60
Charge-Offs                                                              34                   701,662.24
Weighted Ave APR                                                          9.76%


Account Balances                                              Pay Ahead                 Advance                  Reserve Fund

Balance as of  9/01/99                                            2,345,424.46                152,955.10           11,605,107.42
Balance as of  9/30/99                                            2,358,911.60                 63,954.14           11,605,107.42
Change                                                               13,487.14                (89,000.96)                   0.00
Required Cash (withdrawal from reserve)                                                                                     0.00
Reserve Fund Requirement                                                                                           11,605,107.42
Reserve Fund Supplemental Requirements                                                                                      0.00
Insured Residual Value Loss Amount                                        0.00




Distribution per $1,000                                                                 Total

Total Distribution Amount                                                                           4.78502230

Interest Distribution Amount                                                                        4.78502230
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000

Transferor Principal not paid to Transferor                                                         -----
Transferor Interest not paid to Transferor                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                        -----

Distribution per $1,000                                                                 Class A-1

Total Distribution Amount                                                                           4.69166667

Interest Distribution Amount                                                                        4.69166667
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000


Transferor Principal not paid to Transferor                                                         -----
Transferor Interest not paid to Transferor                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                        -----

Distribution per $1,000                                                                 Class A-2

Total Distribution Amount                                                                           4.73333333

Interest Distribution Amount                                                                        4.73333333
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000

Transferor Principal not paid to Transferor                                                         -----
Transferor Interest not paid to Transferor                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                        -----


Distribution per $1,000                                                                 Class A-3

Total Distribution Amount                                                                           4.75000000

Interest Distribution Amount                                                                        4.75000000
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000

Transferor Principal not paid to Transferor                                                         -----
Transferor Interest not paid to Transferor                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                        -----


Distribution per $1,000                                                                 Class A-4

Total Distribution Amount                                                                           4.77500000

Interest Distribution Amount                                                                        4.77500000
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000

Transferor Principal not paid to Transferor                                                         -----
Transferor Interest not paid to Transferor                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                        -----


Distribution per $1,000                                                                 Class B

Total Distribution Amount                                                                           5.06666667

Interest Distribution Amount                                                                        5.06666667
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000

Transferor Principal not paid to Transferor                                                         -----
Transferor Interest not paid to Transferor                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                        0.00000000


Distribution per $1,000                                                                 Transferor Interest

Total Distribution Amount                                                                           6.32611375

Interest Distribution Amount                                                                        6.32611375
Carryover Shortfall                                                                                 -----
Prior Carryover Shortfall                                                                           -----

Total Carryover Shortfall                                                                           -----


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           -----
Unpaid Principal Loss Interest Amount                                                               -----

Transferor Principal not paid to Transferor                                                         0.00000000
Transferor Interest not paid to Transferor                                                          0.00000000

Unpaid Class B Principal Carryover Shortfall                                                        -----



Servicing Fee                                                                           Total

Amount of Servicing Fee Paid                                                                  967,092.29
Total Unpaid                                                                                        0.00








Origination Trustee Expenses Paid (1)

UTI                                                                                                 0.00
SUBI                                                                                                0.00
                                                                                                    0.00


Securitization Trustee Expenses Paid  (1)                                                           0.00

Additional Loss Amounts (2)                                                                         0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:










CHARGE-OFF RATE                                               July                      August                   September





Outstanding                                                       1,061,178.50              1,021,400.90              701,662.24
Balance

Net
Liquidation                                                         674,223.37                639,656.98              445,373.24
Proceeds

Average
Aggregate
Net Investment                                                1,160,510,742.00          1,160,510,742.00         1,160,510,742.00
Value

Annualized
Average
Charge-Off                                                                0.40%                     0.39%                    0.27%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                            0.35%



DELINQUENCY RATE
                                                              #                                                  $

Past Due 31-60 days                                                     436                                          9,685,288
Past Due 61-90 days                                                      63                                          1,310,674
Past Due 91 + days                                                       15                                            309,631

 Total                                                                  514                                         11,305,592

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                                    Delinquent          Current                  Delinquency
                                                                     Contracts          Contracts                Rate
                                                                    (> 60 days)

July                                                                     39                    49,225                        0.08%
August                                                                   66                    49,013                        0.13%
September                                                                78                    51,328                        0.15%
                                                                                                                             0.12%
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